UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) February 3, 2011

NEWMARKET CORPORATION

(Exact name of Registrant as specified in charter)

Virginia	1-32190	20-0812170
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS employer identification no.)

330 South Fourth Street, Richmond, Virginia	23219
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code (804) 788-5000

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition

On February 3, 2011, NewMarket Corporation (the “Company”) issued a press release regarding its earnings for the year ended December 31, 2010. A copy of this press release is furnished as Exhibit 99.1 hereto and incorporated herein by reference.

In accordance with General Instruction B.2 of Form 8-K, the information in Item 2.02 of this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01. Financial Statement and Exhibits

(d)	Exhibits.

99.1	Press release regarding earnings issued by the Company on February 3, 2011.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 3, 2011

NEWMARKET CORPORATION

By:	/s/ David A. Fiorenza
David A. Fiorenza Vice President and Treasurer

Exhibit Index

Exhibit No.	Description

99.1	Press release regarding earnings issued by the Company on February 3, 2011.